[The American Funds Group(R)]

CAPITAL INCOME BUILDER

Semi-Annual Report 1998
For the six months ended April 30

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

[GRAPHIC: CIB logo]

Capital Income Builder is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +281.99%, or +14.34% a year; 5 years: +97.02%, or +14.53% a year; 12 months: +23.41%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of May 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.44%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[GRAPHIC: CIB logo]



FELLOW INVESTORS:


CIB continued to achieve what it set out to do when the fund began in July 1987: to provide income above that paid by stocks generally and to build growing income that will outpace inflation over the long term. In June 1998, Capital Income Builder's dividend was raised by 0.5 cents to 48.5 cents a share.

If, like most shareholders, you reinvested the fund's capital gain distribution of $1.61 per share paid in December, the June dividend represented an increase of 6.7% over the dividend income received a year ago (see chart on pages 2-3). It was 88.2% higher than the first full-quarter payment of 28 cents per share in December 1987, also with capital gains reinvested. This represents an annual compound growth rate in income of 6.2%. The dividend increases alone - not counting the increased value of the stocks and other investments in the CIB portfolio - far outpaced the 3.4% annual compound growth rate for the Consumer Price Index from December 31, 1987 through April 30, 1998.

CIB'S ABOVE-AVERAGE DIVIDEND RATE

Capital Income Builder has provided a well-above-average dividend rate at a time when U.S. equities on average are currently paying dividends at an historically low rate. At the end of April 1998, the annual dividend rate of the unmanaged Standard & Poor's 500 Stock Composite Index was 1.4%, while CIB's dividend rate, after expenses, was 3.9% of net asset value.

CIB's regular dividend increases are supported by the dividend growth of the common stocks in the fund's portfolio. Already this fiscal year, several holdings have provided large increases over what they paid last year. The dividend of Portugal Telecom, one of the fund's largest holdings, was 28% higher than that of a year ago. Apartment Investment and Management, a real estate investment trust, increased its dividend by 22%. Two of our bank holdings, First Union and Chase Manhattan, each declared 16% increases. Dividend increases of holdings such as these drive the growth of Capital Income Builder's dividend.

RECENT RESULTS

As we have previously explained in these reports, CIB's focus on providing above-average and growing income may at times cause the fund's results to trail those of the broad equities markets. During the six months ended April 30, the market rewarded large, lower yielding U.S. companies, many of which do not meet CIB's stringent dividend requirements. For the six months, CIB had a total return of 12.9% compared with 22.5% for the S&P 500. Because CIB currently has significant bond investments, it is useful to look at an additional index comparison. The unmanaged Lehman Aggregate Bond Index, a broad index of the U.S. bond market, had a total return of 3.6% for the six-month period. About 33% of the fund's assets are currently invested in bonds, notes or cash equivalents, providing above-average income at a time of historic low yields in the stock market.

CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned
                                          on initial shares if the
                                          capital gain distributions        Inflation=
                                          paid in December 1991, 1992,      Consumer Price
                                          1993, 1994, 1995, 1996 and        Index (through
Fiscal Quarters          Dividend         1997 were reinvested              March 1998)
4 Aug-Oct 1987           22*              -                                 -

1 Nov-Jan 1988           28               -                                 100

2 Feb-Apr 1988           28.5             -                                 101

3 May-Jul 1988           29               -                                 102.3

4 Aug-Oct 1988           29.5             -                                 103.8

1 Nov-Jan 1989           30               -                                 104.4

2 Feb-Apr 1989           30.5             -                                 106

3 May-Jul 1989           31               -                                 107.5

4 Aug-Oct 1989           31.5             -                                 108.3

1 Nov-Jan 1990           32.5             -                                 109.3

2 Feb-Apr 1990           33               -                                 111.5

3 May-Jul 1990           33.5             -                                 112.6

4 Aug-Oct 1990           34               -                                 115

1 Nov-Jan 1991           34.5             -                                 115.9

2 Feb-Apr 1991           35               -                                 117

3 May-Jul 1991           35.5             -                                 117.9

4 Aug-Oct 1991           36               -                                 118.9

1 Nov-Jan 1992           36.5             -                                 119.5

2 Feb-Apr 1992           37               .3                                120.7

3 May-Jul 1992           37.5             .3                                121.5

4 Aug-Oct 1992           38               .3                                122.4

1 Nov-Jan 1993           38.5             .3                                123

2 Feb-Apr 1993           39               .5                                124.4

3 May-Jul 1993           39.5             .5                                125.1

4 Aug-Oct 1993           40               .5                                125.7

1 Nov-Jan 1994           40.5             .5                                126.3

2 Feb-Apr 1994           41               .6                                127.6

3 May-Jul 1994           41.5             .6                                128.2

4 Aug-Oct 1994           42               .6                                129.5

1 Nov-Jan 1995           42.5             .6                                129.7

2 Feb-Apr 1995           43               .8                                131.2

3 May-Jul 1995           43.5             .8                                132.1

4 Aug-Oct 1995           44               .8                                132.8

1 Nov-Jan 1996           44.5             .8                                133

2 Feb-Apr 1996           45               1.4                               134.9

3 May-Jul 1996           45.5             1.5                               135.8

4 Aug-Oct 1996           46               1.5                               136.7

1 Nov-Jan 1997           46.5             1.5

2 Feb-Apr 1997           46.5             1.6                               137.4

3 May-Jul 1997           47.0             2.4                               138.9

4 Aug-Oct 1997           47.5             2.4                               139.7

1 Nov-Jan 1998           48.0             2.4                               139.8

2 Feb-Apr 1998           48               4.2                               140.6

3 mAY-jUL 998            48.5             4.2


* After less than a full quarter of operations
[end chart]

CIB'S LARGEST HOLDINGS

Bank stocks continue to be the fund's largest industry concentration, representing 20.3% of net assets at April 30. We continue to be positive on CIB's bank holdings, which had an average yield of 2.6% at April 30 and estimated dividend growth of 9% a year. The fund's bank holdings have strong balance sheets, growing earnings and excess capital, which they can use to pay dividends and buy back shares.

The current trend of merger activity in banking makes these companies even more attractive, positively impacting a number of CIB's bank investments. First Union, a North Carolina-based bank holding company operating in 14 states, is now CIB's largest position as the result of First Union's acquisition of CoreStates Financial, which had been another of the fund's major investments. First Union has indicated that it plans to increase its dividend at a greater rate than in the past.

Telecommunications companies are CIB's second-largest industry (11.3% of net assets). They provided an average yield of 2.7% over the past 12 months, and several increased their dividends. We have already mentioned that Portugal Telecom increased its dividend 28%. Other large dividend increases were provided by Telecom Argentina, up 21%, and Telecom Italia, up 7%. All three companies have experienced strong cellular telephone growth and have good free cash flow, which they can use to increase dividends.

We are heartened that interest in our conservative investing approach has continued to grow. At April 30, fund assets were nearly $8.6 billion, up more than 17% from $7.3 billion at October 31, 1997. The number of shareholder accounts increased to more than 300,000 from about 275,000. We thank you, our shareholders, for your continued support and look forward to reporting to you again following the October 31 close of the fund's fiscal year.

/S/ PAUL G. HAAGA, JR.             /S/ JAMES B. LOVELACE
Paul G. Haaga, Jr.               James B. Lovelace
CHAIRMAN OF THE BOARD              PRESIDENT

June 12, 1998

CAPITAL INCOME BUILDER                                                            Unaudited
Investment Portfolio April 30, 1998


Equity Securities                                            Shares or    Market    Percent
                                                             Principal      Value    of Net
Energy                                                          Amount (Millions)    Assets
----------------------------------------------            ----------------------------------
Energy Sources - 2.49%
Amoco Corp.                                                  1860000.00  $ 82.305      0.96%
Atlantic Richfield Co.                                        380000.00     29.640      0.38
CalEnergy Capital Trust II, 6.25% convertible preferred 20    130000.00      6.435      0.08
Chevron Corp.                                                 800000.00     66.150      0.86
Phillips Petroleum Co.                                        800000.00     39.650      0.51
Royal Dutch Petroleum Co. (New York Registered Shares)        880000.00     49.775      0.65
----------------------------------------------            ----------------------- ----------
Utilities: Electric & Gas - 7.32%
Australian Gas Light Co.                                         372662      2.771      0.04
Central and South West Corp.                                    1450000     37.791      0.49
DPL Inc.                                                        2000000     36.375      0.47
DTE Energy Co.                                                   450000     17.634      0.23
GPU, Inc.                                                        850000     33.681      0.43
Hongkong Electric Holdings Ltd.                                 2298800      7.064      0.09
KeySpan Energy Corp.                                             200000      6.825      0.09
Long Island Lighting Co.                                        2125000     63.617      0.82
National Power PLC                                              8200000     76.125      0.99
Nevada Power Co.                                                 920000     22.598      0.30
NIPSCO Industries, Inc.                                          600000     16.088      0.21
PECO Energy Co.                                                   55900      1.331      0.02
PowerGen PLC                                                    1600000     21.632      0.28
Southern Electric PLC                                          12600000    113.708      1.47
Williams Companies, Inc.                                        3383250    106.995      1.39
----------------------------------------------            ----------------------------------

                                                                       ---------------------

Materials
----------------------------------------------            ----------------------------------
Chemicals - 0.11%
E.I. du Pont de Nemours and Co.                                  120000      8.738      0.11
----------------------------------------------            ----------------------------------
Forest Products & Paper - 1.05%
Chesapeake Energy Corp.                                          300000     10.912      0.14
Potlatch Corp.                                                   613800     29.079      0.38
Rayonier Inc.                                                    215600     10.807      0.14
Union Camp Corp.                                                 500000     30.187      0.39
----------------------------------------------            ----------------------------------
Metals: Nonferrous - 0.14%
USX Corp., 6.75% DECS convertible preferred 2000                 500000     10.500      0.14
----------------------------------------------            ----------------------------------
                                                                           100.223      1.30
                                                                       ---------------------

Capital Equipment
----------------------------------------------            ----------------------------------
Industrial Components - 0.42%
Tomkins PLC                                                     5500000     32.400      0.42
----------------------------------------------            ----------------------- ----------



Consumer Goods
----------------------------------------------            ----------------------------------
Automobiles - 1.69%
Chrysler Corp.                                                  1240000     49.833      0.65
Ford Motor Co., Class A                                         1750000     80.172      1.04
----------------------------------------------            ----------------------------------
Beverages & Tobacco - 2.72%
Foster's Brewing Group Ltd.                                    16000000     34.822      0.45
Gallaher Group PLC                                              2300000     11.959      0.16
Philip Morris Companies Inc.                                    2715000    101.303      1.31
RJR Nabisco Holdings Corp.                                       875000     24.336      0.32
UST Inc.                                                        1350000     37.209      0.48
----------------------------------------------            ----------------------------------
Health & Personal Care - 0.55%
Bristol-Myers Squibb Co.                                         400000     42.350      0.55
----------------------------------------------            ----------------------------------
                                                                           381.984      4.95
                                                                       ---------------------

Services
----------------------------------------------            ----------------------------------
Broadcasting & Publishing - 0.57%
Golden Books Family Entertainment, Inc., 8.75% convertible
 TOPrS 2016 (1)                                                  100000      5.425      0.07
Houston Industries Inc., 7.00% ACES convertible preferred        340000     23.588      0.31
West Australian Newspapers Holdings Ltd.                        4165000     15.171      0.20
----------------------------------------------            ----------------------------------
Business & Public Services - 5.88%
American Water Works Co., Inc.                                  1850000     55.384      0.72
Autopistas del Mare Nostrum, SA Concesionaria del Estado         750000     14.772      0.19
Consumers Water Co.                                              300000      6.038      0.08
Hutchison Delta Finance Ltd., 7.00% convertible
 debentures 2002 (1,2)                                         11000000     11.000      0.14
Hyder PLC                                                       4700000     75.640      0.98
Thames Water PLC                                                7150000    117.101      1.52
United Utilities PLC                                           12484885    173.595      2.25
----------------------------------------------            ----------------------------------
Leisure & Tourism - 0.30%
Host Marriott Financial Trust, 6.75% QUIPS convertible
 preferred 2026 (1)                                              400000     22.800      0.30
----------------------------------------------            ----------------------------------

Merchandising - 1.21%
J.C. Penney Co., Inc.                                            800000     56.850      0.74
Safeway PLC                                                     6100000     36.343      0.47
----------------------------------------------            ----------------------------------
Telecommunications - 12.52%
Ameritech Corp.                                                 2752600    117.158      1.52
France Telecom (3)                                               850000     46.240      0.60
Hong Kong Telecommunications Ltd.                               6845628     12.815
Hong Kong Telecommunications Ltd. (American                                             0.76
 Depositary Receipts)                                           2379506     45.954
Koninklijke PTT Nederland NV                                    1778900     91.903      1.19
Portugal Telecom, SA                                            2286000    122.804      1.59
SBC Communications Inc.                                         1500000     62.156      0.81
Telecom Argentina SA, Class B (American Depositary Receipt       784800     28.253      0.37
Telecom Corp. of New Zealand Ltd.                              15784160     74.819
Telecom Corp. of New Zealand Ltd. (1)                           8380000     39.722      1.50
Telecom Corp. of New Zealand Ltd. (American
 Depositary Receipts)                                             25000      0.958
Telecom Italia SpA                                             18255800     96.200      1.25
Telefonica de Argentina SA, Class B (American Depositary
 Receipts)                                                       136300      5.256      0.07
Telefonica de Espana, SA                                        3580000    149.480      1.94
TELUS Corp.                                                     1300000     35.070      0.45
U S WEST Communications Group                                    704707     37.173      0.48
----------------------------------------------            ----------------------------------
Transportation: Airlines - 0.32%
Qantas Airways Ltd.                                            16367597     24.956      0.32
----------------------------------------------            ----------------------------------
                                                                        1,604.624      20.80
                                                                       ---------------------

Finance
----------------------------------------------            ----------------------------------
Banking - 22.49%
AmSouth Bancorporation                                          1000000     62.375      0.81
Australia and New Zealand Banking Group Ltd.                    2400000     16.738      0.22
Banc One Corp.                                                  2266000    133.269      1.73
Bank of Nova Scotia                                             4191600    115.130      1.50
Barclays PLC                                                    3500000    100.957      1.31
Chase Manhattan Corp.                                            400000     55.425      0.72
Comerica Inc.                                                    600000     40.163      0.52
Commonwealth Bank of Australia                                  1500000     17.994      0.23
First Chicago NBD Corp.                                          700000     65.013      0.84
First Hawaiian Bank                                              400000     15.700      0.20
First Security Corp. (Utah)                                     2420500     59.302      0.77
First Union Corp.                                               4433506    267.673      3.47
ForeningsSparbanken AB (formerly Sparbanken Sverige AB)          845000     26.423      0.34
HSBC Holdings PLC                                               1016583     29.006      0.38
Huntington Bancshares Inc.                                      1776925     63.192      0.82
KeyCorp                                                         2070000     82.153      1.06
Keystone Financial, Inc.                                         993450     38.745      0.50
J.P. Morgan & Co. Inc.                                           300000     39.375      0.51
National Australia Bank Ltd.                                    2480654     35.237      0.46
National City Corp.                                              800000     55.400      0.72
Old Kent Financial Corp.                                         700000     27.213      0.35
Royal Bank of Canada                                            1715000    102.492      1.33
United Bankshares, Inc.                                          600000     15.675      0.20
Wachovia Corp.                                                  1899375    161.328      2.09
Westpac Banking Corp.                                           6950000     46.645      0.60
Wilmington Trust Corp.                                           950000     61.394      0.80
----------------------------------------------            ----------------------------------
Financial Services - 1.50%
Associates First Capital Corp., Class A                          458648     34.284      0.44
Beneficial Corp.                                                 300000     39.113      0.51
Health Care Property Investors, Inc.                             880000     29.700      0.38
Imperial Credit Commercial Mortgage Investment Corp.             900000     12.994      0.17
----------------------------------------------            ----------------------------------
Insurance - 4.00%
American General Corp.                                           160000     10.660      0.14
EXEL Ltd.                                                        790000     59.003      0.76
Guardian Royal Exchange PLC                                     6504200     44.023      0.58
HIH Winterthur International Holdings Ltd.                      4528777      9.384      0.12
Lincoln National Corp.                                          1280000    113.680      1.47
Ohio Casualty Corp.                                              717500     34.709      0.45
Royal & Sun Alliance Group PLC                                  3286656     36.485      0.47
----------------------------------------------            ----------------------------------
Real Estate - 4.89%
AMB Property Corp.                                               675000     15.525      0.20
Apartment Investment and Management Co., Class A                1100000     41.113      0.53
Bradley Real Estate, Inc.                                       1045000     21.749      0.27
CarrAmerica Realty Corp.                                        1791400     52.398      0.67
CCA Prison Realty Trust                                          301000     10.667      0.13
Kimco Realty Corp.                                               400000     14.825      0.19
Meditrust Corp., paired stock                                    800000     24.050      0.31
Pacific Retail Trust (1,2)                                      2850000     37.050      0.48
Security Capital Atlantic Inc.                                  2015217     44.461      0.58
Security Capital Group Inc., Class B, warrants,
 expire 9/18/98 (3)                                              368244      1.036      0.01
Security Capital Industrial Trust                               1191114     29.108      0.38
Security Capital Pacific Trust                                  3219368     72.033      0.93
Washington Real Estate Investment Trust                          145500      2.501      0.03
Weingarten Realty Investors                                      300000     12.788      0.17
----------------------------------------------            ----------------------------------
                                                                        2,537.356      32.89
                                                                       ---------------------

Multi-Industry and Miscellaneous
----------------------------------------------            ----------------------------------
Multi-Industry - 0.72%
B.A.T Industries PLC                                            2000000     19.002      0.25
Hunting PLC                                                     4260000     17.086      0.23
Lend Lease Corp. Ltd.                                            693689     15.910      0.21
Thermo Instrument Systems Inc., 4.50% convertible
 debentures 2003 (1)                                            3000000      3.120      0.04
----------------------------------------------            ----------------------------------
Miscellaneous - 2.34%
Equity securities in initial period of
 acquisition                                                               180.328      2.34
----------------------------------------------                         ---------------------
                                                                          235.446       3.06
                                                                       ---------------------
TOTAL EQUITY SECURITIES (cost:
 $3,435.659 million)                                                    4,892.033      63.42
                                                                       ---------------------


                                                             Principal
Bonds and Notes                                                 Amount
----------------------------------------------            ----------------------------------
Corporate
----------------------------------------------            ----------------------------------
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15% 2019 (4)                              5525000      5.760      0.07
Allegiance Corp. 7.80% 2016                                     3000000      3.234      0.04
Atlas Air, Inc., 1998-1 Pass Through Trust,
 Class B, 7.68% 2014 (1,4)                                      5000000      5.072
Atlas Air, Inc., 1998-1 Pass Through Trust,                                             0.18
 Class A, 7.38% 2018 (1,4)                                      9000000      9.161
Boyd Gaming Corp. 9.25% 2003                                    1250000      1.325      0.02
Cable & Wireless Communications PLC 6.75% 2008                  1875000      1.887
Cable & Wireless Communications PLC 6.625% 2005                 1750000      1.758      0.05
Cablevision Systems Corp. 8.125% 2009                           2500000      2.606
Cablevision Systems Corp. 7.875% 2007                           3000000      3.075      0.07
California Energy Co., Inc. 10.25% 2004                         4300000      4.613      0.06
California Infrastructure PG&E-1, Series 1997-1,
 Class A-7, 6.42% 2008                                          2250000      2.286      0.03
Camden Property Trust 7.00% 2006                                5000000      4.990      0.06
CarrAmerica Realty Corp. 7.375% 2007                            6000000      6.188
CarrAmerica Realty Corp. 6.625% 2005 (1)                       10000000      9.866      0.21
Century Communications Corp. 8.75% 2007                         2000000      2.080      0.03
Chateau Properties, 6.92% MOPPRS 2014                          10500000     10.490      0.14
Columbia Gas System, Inc., Series G, 7.62% 2025                 3000000      3.075
Columbia Gas System, Inc., Series C, 6.80% 2005                 2000000      2.038      0.07
Columbia/HCA Healthcare Corp. 6.91% 2005                        5500000      5.226
Columbia/HCA Healthcare Corp. 6.87% 2003                        5425000      5.164
Columbia/HCA Healthcare Corp. 6.41% 2000                        5255000      5.080      0.22
Columbia/HCA Healthcare Corp. 6.125% 2000                       1400000      1.334
Comcast Cellular Corp., Series B, 9.50% 2007                    5000000      5.200      0.07
Consumers International Inc. 10.25% 2005 (1)                    5000000      5.462      0.07
Container Corp. of America 9.75% 2003                           8485000      9.079      0.12
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (4)                        1982027      2.107
Continental Airlines, Inc., pass-through certificates,
 7.42% 2007 (4)                                                 2944600      3.044      0.13
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (4)                         5000000      5.091
Delta Air Lines, Inc., 1991 Equipment
 Certificates Trust, Series K, 10.00% 2014 (1)                  2000000      2.535      0.03
DLJ Mortgage Acceptance Corp., Series 1996-CF1,
 Class A-1A, 7.28% 2028                                         2175477      2.247      0.03
Domtar Inc. 8.75% 2006                                          5000000      5.197      0.07
EOP Operating LP, 6.75% 2008 (1)                                2250000      2.236
EOP Operating LP, 6.625% 2005 (1)                               1000000      0.996      0.07
EOP Operating LP, 6.375% 2003 (1)                               2300000      2.289
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (4)                                      4000000      4.054      0.05
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                  2000000      1.672
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                  2000000      1.730      0.04
Hearst-Argyle Television, Inc. 7.00% 2018                       1250000      1.241      0.02
Highwoods/Forsyth LP, 6.835% MOPPRS 2003                        5000000      5.021      0.07
HMH Properties, Inc., Series B, 8.875% 2007                     1000000      1.109      0.01
Irvine Apartment Communities, LP 7.00% 2007                     7000000      6.948      0.09
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                       5000000      6.160      0.08
McDermott Inc. 9.375% 2002                                      6000000      6.414      0.08
J. Ray McDermott, SA 9.375% 2006                                8000000      8.560      0.11
M.D.C. Holdings, Inc. 8.375% 2008                               5000000      5.006      0.06
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured
 Housing Contract, Series 1995-C2, Class A-1, 7.1092% 2021      1147210      1.166      0.02
Fred Meyer, Inc. 7.45% 2008                                     4000000      4.005
Fred Meyer, Inc. 7.375% 2005                                    1000000      1.002      0.06
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                     2846251      3.070      0.04
Occidental Petroleum Corp. 8.50% 2004                           8000000      8.206      0.11
Ocean Energy, Inc. 8.875% 2007                                  5000000      5.250      0.07
Omega Healthcare Investors, Inc. 6.95% 2007                     8000000      7.850      0.10
Owens-Illinois, Inc. 8.10% 2007                                 1000000      1.060
Owens-Illinois, Inc. 7.85% 2004                                 1000000      1.051      0.03
Paperboard Industries International Inc. 8.375% 2007            4500000      4.590      0.06
Parker & Parsley Petroleum Co. 8.25% 2007                       5000000      5.499      0.07
The Price REIT, Inc. 7.50% 2006                                11000000     11.504      0.15
Riggs National Corp. 8.50% 2006                                 2600000      2.725      0.04
Rite Aid Corp. 7.125% 2007                                      5000000      5.160      0.07
Royal Caribbean Cruises Ltd. 7.25% 2018                         1000000      0.996
Royal Caribbean Cruises Ltd. 7.00% 2007                         3500000      3.529      0.06
Rykoff-Sexton, Inc. 8.875% 2003                                 2000000      2.060      0.03
Security Capital Industrial Trust 7.81% 2015                    2000000      2.092      0.03
Security Capital Pacific Trust 7.25% 2004                       5000000      5.144      0.07
Shopping Center Associates 6.75% 2004 (1)                       3000000      3.009      0.04
Spieker Properties, LP 6.875% 2005                             10000000     10.042      0.19
Spieker Properties, LP 6.75% 2008                               5000000      4.937
TCI Communications, Inc. 6.875% 2006                            4000000      4.055      0.05
Tele-Communications, Inc. 8.00% 2005                            5000000      5.391      0.07
Time Warner Inc. 10.15% 2012                                    5000000      6.428      0.08
TKR Cable I, Inc. 10.50% 2007                                   7000000      7.708      0.10
United States Surgical Corp. 7.25% 2008                         8250000      8.252      0.11
Wellsford Residential Property Trust 7.75% 2005                 2500000      2.633      0.03
Woolworth Corp., Series A, 7.00% 2002                           2000000      2.043
Woolworth Corp., Series A, 6.98% 2001                          14500000     14.758      0.22
----------------------------------------------            ----------------------------------
                                                                          334.921      4.332
                                                                       ---------------------

Federal Agency Obligations: Mortgage Pass-Throughs (4)
----------------------------------------------            ----------------------------------
Fannie Mae 7.50% 2024                                           2547840      2.614      0.03
----------------------------------------------            ----------------------------------



U.S. Treasuries
----------------------------------------------            ----------------------------------
6.875% July 1999                                              100000000    101.516      1.32
8.00% August 1999                                             150000000    154.454      2.00
8.50% February 2000                                           150000000    157.289      2.04
8.875% May 2000                                               150000000    159.329      2.07
6.375% May 2000                                               100000000    101.453      1.32
8.75% August 2000                                             150000000    159.962      2.07
6.125% September 2000                                          30000000     30.338      0.39
8.00% May 2001                                                  6000000      6.390      0.08
6.50% May 2001                                                  3000000      3.072      0.04
15.75% November 2001                                           75000000     98.977      1.28
14.25% February 2002                                           75000000     96.750      1.25
6.50% May 2005                                                  7500000      7.829      0.10
6.375% August 2027                                              9000000      9.470      0.12
----------------------------------------------            ----------------------------------
                                                                        1,086.829      14.09
                                                                       ---------------------
TOTAL BONDS AND NOTES (cost: $1,423.823 million)                        1,424.364      18.46
                                                                       ---------------------
TOTAL INVESTMENT SECURITIES (cost: $4,859.482
 million)                                                               6,316.397      81.88
                                                                       ---------------------


SHORT-TERM SECURITIES
----------------------------------------------            ----------------------------------
Corporate Short-Term Notes
----------------------------------------------            ----------------------------------
Associates Corp. of North America 5.45% due 5/13-7/6/98        42800000     42.505      0.55
Atlantic Richfield Co. 5.42%-5.50% due 5/8-7/13/98             70300000     69.868      0.91
BellSouth Telecommunications, Inc. 5.48%-5.49%
 due 5/7-5/12/98                                               30500000     30.448      0.39
Chevron USA Inc. 5.50% due 5/20/98                             45500000     45.361      0.59
Coca-Cola Co. 5.45%-5.50% due 6/16-6/24/98                     73100000     72.537      0.94
E.I. du Pont de Nemours and Co. 5.45%-5.49%
 due 6/17-6/22/98                                              44400000     44.062      0.56
Emerson Electric Co. 5.48%-5.50% due 5/4-5/26/98               66000000     65.830      0.85
General Electric Capital Corp. 5.46% due 7/7/98                42000000     41.559      0.54
General Motors Acceptance Corp. 5.50%-5.51%
 due 5/6-5/21/98                                               39600000     39.502      0.51
H.J. Heinz Co. 5.48%-5.52% due 5/11-6/1/98                     27440000     27.346      0.35
International Lease Finance Corp. 5.46%-5.48%
 due 5/8-6/16/98                                               50300000     50.028      0.65
Merck & Co., Inc. 5.45%-5.47% due 5/7-6/19/98                  58000000     57.759      0.74
Motorola, Inc. 5.46%-5.50% due 5/11-6/25/98                    34500000     34.287      0.44
National Rural Utilities Cooperative Finance Corp.
 5.43%-5.50% due 5/22-7/8/98                                   54500000     54.083      0.70
Procter & Gamble Co. 5.37%-5.48% due 6/2-6/16/98               97200000     96.649      1.25
SBC Communications Inc. 5.44% due 7/7/98 (1)                   25000000     24.739      0.32
----------------------------------------------            ----------------------------------
                                                                          796.563      10.33
                                                                       ---------------------

Federal Agency Discount Notes
----------------------------------------------            ----------------------------------
Fannie Mae 5.35%-5.42% due 5/1-6/23/98                        205200000    204.546      2.65
Federal Home Loan Banks 5.34%-5.41% due 5/8-6/3/98             93165000     92.857      1.20
Freddie Mac 5.38%-5.42% due 6/4-7/1/98                         56333000     55.839      0.72
International Bank for Reconstruction and Development
 5.40% due 6/2/98                                              31000000     30.845      0.40
----------------------------------------------            ----------------------------------
                                                                           384.087      4.98
U.S. Treasury Short-Term Notes
----------------------------------------------            ----------------------------------
5.875%-8.875% due 10/31/98-3/31/99                            188000000    188.639      2.45
----------------------------------------------             ----------- ---------------------


TOTAL SHORT-TERM SECURITIES (cost: $1,369.391
 million)                                                                 1369.289     17.75
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                28.635      0.37
                                                                       ---------------------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                           1,397.924      18.11
                                                                       ---------------------
NET ASSETS                                                              7,714.321     100.00
                                                                       =====================

(1) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) Valued under procedures approved by the Board of Directors.

(3) Non-income-producing securities.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements

Capital Income Builder                                              Unaudited
Financial Statements


Statement of Assets and Liabilities
at April 30, 1998                                                 (dollars in
                                                                    millions)
Assets:
Investment securities at market (cost:$4,859.482)                  $7,154.587
Short-term securities (cost:$1,369.391)                             1,369.289
Cash                                                                    3.301
Receivables for-
 Sales of investments                                 $  8.834
 Sales of fund's shares                                 16.178
 Dividends and accrued interest                         50.650         75.662
                                                  ------------   ------------
                                                                    8,602.839
Liabilities:
Payables for-
 Purchases of investments                               12.240
 Repurchases of fund's shares                            4.947
 Management services                                     2.018
 Dividends payable                                      27.786
 Accrued expenses                                        3.337         50.328
                                                  ------------   ------------
Net Assets at April 30, 1998 - Equivalent to
 $49.42 per share on 173,065,973 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 200,000,000 shares)                   $8,552.511
                                                                 ============

Statement of Operations
for the six months ended April 30, 1998
(dollars in millions)


Investment Income:
Income:
 Dividends                                             $90.343
 Interest                                               89.966       $180.309
                                                  ------------
Expenses:
 Management services fee                                12.302
 Distribution expenses                                   9.205
 Transfer agent fee                                      1.924
 Reports to shareholders                                  .539
 Registration statement and prospectus                    .371
 Postage, stationery and supplies                         .467
 Directors' fees                                          .059
 Auditing and legal fees                                  .057
 Custodian fee                                            .609
 Taxes other than federal income tax                      .069
 Other expenses                                           .091         25.693
                                                  ------------   ------------
 Net investment income                                                154.616
                                                                 ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                                     285.042
Net increase in unrealized appreciation on investments                515.961
                                                                 ------------
 Net realized gain and increase in unrealized
  appreciation on investments                                         801.003
                                                                 ------------
Net Increase in Net Assets Resulting from Operations                 $955.619
                                                                 ============

See Notes to Financial Statements
Statement of Changes in Net Assets                  Six months           Year
 (dollars in millions)                                   ended          ended
                                                      4/30/98*       10/31/97
                                                  ------------   ------------
Operations:
Net investment income                              $   154.616    $   259.582
Net realized gain on investments                       285.042        280.827
Net increase in unrealized appreciation on inves       515.961        776.609
                                                  ------------   ------------
 Net increase in net assets resulting from
  operations                                           955.619      1,317.018
                                                  ------------   ------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                  (153.550)      (262.498)
Distributions from net realized gain on investme      (256.425)       (99.910)
                                                  ------------   ------------
 Total dividends and distributions                    (409.975)      (362.408)
                                                  ------------   ------------
Capital Share Transactions:
Proceeds from shares sold: 15,451,962 and
 29,804,485 shares, respectively                       744.357      1,285.671
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 7,801,361 and
 7,455,750 shares, respectively                        366.726        314.663
Cost of shares repurchased: 8,431,891 and 15,485,458
 shares, respectively                                 (405.542)      (671.331)
                                                  ------------   ------------
 Net increase in net assets resulting from capital
  share transactions                                   705.541        929.003
                                                  ------------   ------------
Total Increase in Net Assets                         1,251.185      1,883.613

Net Assets:
Beginning of period                                  7,301.326      5,417.713
                                                  ------------   ------------
End of period (including undistributed net investment
 income: $4.094 and $3.028, respectively)           $8,552.511     $7,301.326
                                                  ============   ============


* Unaudited
See Notes to Financial Statements

CAPITAL INCOME BUILDER
Notes to Financial Statements                        Unaudited

1. Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. The fund does not amortize premiums on securities purchased. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of April 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,295,003,000, of which $2,335,498,000 related to appreciated securities and $40,495,000 related to depreciated securities. During the six months ended April 30, 1998, the fund realized, on a tax basis, a net capital gain of $287,698,000 on securities transactions. Net losses related to non-U.S. currency transactions of $2,656,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,228,873,000 at April 30, 1998.

3. The fee of $12,302,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended April 30, 1998, distribution expenses under the Plan were $9,205,000. As of April 30, 1998, accrued and unpaid distribution expenses were $2,980,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,924,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,464,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 1998, aggregate amounts deferred and earnings thereon were $274,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of April 30, 1998, accumulated undistributed net realized gain on investments was $294,169,000 and additional paid-in capital was $5,967,760,000.

  The fund made purchases and sales of investment securities excluding short-term securities, of $919,496,000 and $1,025,830,000, respectively, during the six months ended April 30, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $609,000 includes $19,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended April 30, 1998, such non-U.S. taxes were $3,941,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $10,154,000 for the six months ended April 30, 1998.

Per-Share Data and Ratios
                                                                           Six
                                                                        months      Year    ended  October         31
                                                                          ended
                                                                     4/30/98(1)      1997     1996     1995     1994     1993
Net Asset Value, Beginning of Period                                     $46.14   $39.70   $36.27    $32.68   $34.42   $30.77
                                                                      ---------  -------  -------   -------  -------  -------
 Income From Investment Operations:
  Net investment income                                                     .93     1.74     1.95      1.69     1.73     1.53
  Net realized and unrealized gain
   (loss) on investments                                                    4.89    7.20      3.92     3.69    (1.62)    3.76
                                                                      ---------  -------  -------   -------  -------  -------
   Total income from investment operations                                 5.82     8.94     5.87      5.38      .11     5.29
                                                                      ---------  -------  -------   -------  -------  -------
 Less Distributions:
  Dividends from net investment income                                     (.93)   (1.77)   (1.94)    (1.69)   (1.73)   (1.53)
  Distributions from net realized gains                                   (1.61)    (.73)    (.50)     (.10)    (.12)    (.11)
                                                                      ---------  -------  -------   -------  -------  -------
   Total distributions                                                    (2.54)   (2.50)   (2.44)    (1.79)   (1.85)   (1.64)
                                                                      ---------  -------  -------   -------  -------  -------
Net Asset Value, End of Period                                           $49.42   $46.14   $39.70    $36.27   $32.68   $34.42
                                                                      =========  =======  =======   =======  =======  =======

Total Return (2)                                                      12.92%(3)  23.16%   16.76%    16.98%      .47%    17.58%


Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                 $8,553   $7,301   $5,418    $4,533   $3,629   $2,826
 Ratio of expenses to average net assets                                .32%(3)      .65%     .71%      .72%     .73%     .72%
 Ratio of net income to average net assets                             1.94%(3)     4.04%    5.19%     4.96%    5.29%    4.69%
 Average commissions paid per share (4)                                   2.17c    1.89c    2.20c     2.10c    3.63c    2.90c
 Portfolio turnover rate                                              13.03%(3)    27.65%   27.56%    18.06%   36.19%   11.22%


(1)Unaudited

(2)Excludes maximum sales charge of 5.75%.

(3)Based on operations for the period shown and, accordingly, not representative of a full year.

(4)Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transaction amount because of the lower per-share prices of many non-U.S.
 securities.

[The American Funds Group(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA TAG/GRS/3804
Lit. No. CIB-013-0698